Exhibit 32.1

CERTIFICATION PURSUANT TO 18

U.S.C. 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Atomera Incorporated (the “Company”) on Form 10-Q for the period ended September 30, 2026 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Scott A. Bibaud, the Chief Executive Officer, and Francis B. Laurencio, the Chief Financial Officer, of the Company, respectively, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Scott A. Bibaud	Dated: October 30, 2026
Scott A. Bibaud Title: President and Chief Executive Officer

By:	/s/ Francis B. Laurencio	Dated: October 30, 2026
Francis B. Laurencio Title: Chief Financial Officer

This certification is made solely for the purposes of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.